UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2022

ThredUp Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40249	26-4009181
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

969 Broadway, Suite 200 Oakland, California	94607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 402-5202
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TDUP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors (the “Audit Committee”) of ThredUp Inc. (the “Company”) conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The Audit Committee invited several independent registered public accounting firms to participate in the process, including KPMG LLP (“KPMG”), which has served as the Company’s independent registered public accounting firm since 2017. Following the review of proposals from the independent registered public accounting firms that participated in the process, the Audit Committee on September 4, 2022 approved the dismissal of, and dismissed, KPMG as the Company’s independent registered public accounting firm, effective as of that date. As described below, the change in independent registered public accounting firm is not the result of any disagreement with KPMG.

The audit reports of KPMG on the Company’s consolidated financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except as follows.

KPMG’s report on the consolidated financial statements of the Company as of and for the years ended December 31, 2021 and 2020 contained a separate paragraph stating that “As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for leases as of January 1, 2020 due to the adoption of Financial Accounting Standards Board Accounting Standard Codification 842, Leases.”

During the fiscal years ended December 31, 2021 and 2020 and during the subsequent interim period through the date of this Current Report on Form 8-K (the “Current Report”), there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of such disagreements in their reports on the Company’s consolidated financial statements for such fiscal years.

During the fiscal years ended December 31, 2021 and 2020 and during the subsequent interim period through the date of this Current Report, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except as set forth below. As previously disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”), the Company concluded that its internal control over financial reporting was not effective as of December 31, 2021 and 2020 due to certain material weaknesses. In the Annual Report, the Company disclosed material weaknesses in that (i) the Company did not design and maintain effective control over its accounting and proprietary data systems used in its financial reporting process, and the systems lacked controls over user access, program change management, computer operation and data validation to ensure that IT program and data changes affecting financial accounting applications and underlying accounting records are identified, tested, authorized and implemented appropriately and (ii) the Company did not design and maintain adequate controls over the preparation and review of certain account reconciliations and journal entries, specifically, the Company did not design and maintain controls and did not maintain a sufficient complement of accounting personnel to ensure (a) the appropriate segregation of duties in the preparation and review of account reconciliations and journal entries and (b) account reconciliations were prepared and reviewed at the appropriate level of precision on a consistent and timely basis.

The subject matter of this reportable event was discussed by the Audit Committee with KPMG. The Company has authorized KPMG to respond fully to the inquiries of Deloitte & Touche LLP (“Deloitte”), the successor independent registered public accounting firm, concerning the subject matter of the reportable events.

The Company provided KPMG with a copy of this Current Report and requested that KPMG furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of KPMG’s letter dated September 6, 2022 is attached hereto as Exhibit 16.1.

(b) Appointment of New Independent Registered Public Accounting Firm

On September 4, 2022, following the completion of the competitive selection process described above, the Audit Committee appointed Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, effective immediately.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2020 and subsequent interim period from January 1, 2022 to September 4, 2022, neither the Company nor anyone on its behalf consulted Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01        Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description

16.1	Letter of KPMG LLP, dated September 6, 2022 (filed herewith)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2022	THREDUP INC.

	By:	/s/ Sean Sobers
Sean Sobers
Chief Financial Officer
(Principal Financial and Accounting Officer)